Exhibit 99.3

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”) is made as of the 9th day of January, 2026, by and among Foghorn Therapeutics Inc., a Delaware corporation (the “Company”), and each of the investors set forth on the signature pages hereto (the “Investors”).

THE PARTIES HEREBY AGREE AS FOLLOWS:

1. Purchase and Sale of Securities.

1.1 Sale and Issuance. Subject to the terms and conditions of this Agreement, each Investor, severally and not jointly, agrees to purchase at the Closing and the Company agrees to sell and issue to such Investor at the Closing (i) the number of shares of the Company’s common stock, $0.0001 par value (the “Common Stock”), set forth in Exhibit A hereto at a purchase price of $6.71 per share (the “Shares”); provided, however, that, at the option of the Investor, in lieu of purchasing Common Stock, such Investor may elect to purchase pre-funded warrants to purchase shares of Common Stock with an exercise price of $0.0001 per share (the “Pre-Funded Warrants”) at a purchase price of $6.71 minus the $0.0001 per share, and (ii) (x) a warrant to purchase a number of shares of Common Stock, or, at the option of the Investor, in lieu thereof, pre-funded warrants to purchase a number of shares of Common Stock (the “Series 1 Underlying Pre-Funded Warrants”), equal to fifty percent (50%) of the aggregate number of Shares and shares underlying the Pre-Funded Warrants, if any, purchased by such Investor, as indicated in Exhibit A hereto (each, a “Series 1 Warrant”) with an initial exercise price of $13.42 per share and (y) a warrant to purchase a number of shares of Common Stock, or, at the option of the Investor, in lieu thereof, pre-funded warrants to purchase a number of shares of Common Stock (the “Series 2 Underlying Pre-Funded Warrants” and, together with the Series 1 Underlying Pre-Funded Warrants, the “Underlying Pre-Funded Warrants”), equal to fifty percent (50%) of the number of Shares and shares underlying the Pre-Funded Warrants, if any, purchased by such Investor, as indicated in Exhibit A hereto (each, a “Series 2 Warrant” and, together with the Series 1 Warrant, the “Series Warrants”) with an initial exercise price of $20.13 per share (the Series Warrants together with the Shares and the Pre-Funded Warrants, the “Securities”). The shares of Common Stock issuable upon exercise of the Series Warrants, the Pre-Funded Warrants, and the Underlying Pre-Funded Warrants are collectively referred to herein as the “Warrant Shares.”

1.2 Closing; Conditions to Closing. The purchase and sale of the Securities shall take place at the offices of Ropes & Gray LLP located at 800 Boylston Street, Boston, MA 02199 at 10:00 A.M. Eastern Time, on January 13, 2026, or at such other time and place as the Company and the Investors may mutually agree upon in writing (which time and place are designated as the “Closing”). At the Closing, the Company shall (a) cause its transfer agent to deliver to each Investor, on an expedited basis via The Depository Trust Company Deposit or Withdrawal at Custodian system (“DWAC”) in accordance with the instructions for such Investor provided in writing to the Company, the Shares, (b) deliver to each investor the Series Warrants and, if applicable, the Pre-Funded Warrants, in each case that such Investor is purchasing against payment of the purchase price therefor by wire transfer of immediately available funds to an account specified by the Company in writing to the Investors, and (c) cause its outside legal counsel, Ropes & Gray LLP, to deliver to each Investor a legal opinion in a form to be agreed to between the Company and the Investors.

Notwithstanding the foregoing and anything in this Agreement to the contrary and as may be agreed to among the Company and one or more Investors, if an Investor notifies the Company on or prior to the date hereof that it is (i) an investment company registered under the Investment Company Act of 1940, as amended, (ii) advised by an investment adviser subject to regulation under the Investment Advisers Act of 1940, as amended, or (iii) otherwise subject to internal policies and/or procedures relating to the timing of funding and issuance of securities that would require it, such Investor shall not be required to wire such funds until the Closing and until it confirms receipt of the Shares via DWAC and evidence acceptable to the Investor evidencing the issuance of the Series Warrants and Pre-Funded Warrants, if applicable on and as of the date of the Closing.

The obligations of each Investor hereunder in connection with the Closing are subject to satisfaction (or waiver in writing by each Investor solely as to such Investor) of the following conditions: (i) the representations and warranties of the Company contained herein shall be true and correct in all respects as of the date hereof and as of the Closing as if made as of the Closing (unless such representation or warranty was made as of a specific date, in which case such representation and warranty shall be true and correct in all respects as of such date); (ii) all obligations, covenants and agreements to be performed or complied with by the Company on or prior to the Closing shall have been performed or complied with by it; (iii) the delivery by the Company of (A) the items set forth in this Section 2.1 and (B) the Base Prospectus and Prospectus Supplement (which may be delivered in accordance with Rule 172 under the Securities Act); (iv) no Material Adverse Effect shall have occurred since the date hereof; (v) from the date hereof to the Closing, trading in the Common Stock shall not have been suspended by the Commission or Nasdaq, nor shall suspension have been threatened by the Commission or Nasdaq; (vi) no stop order suspending the effectiveness of the Registration Statement or any part thereof, or preventing or suspending the use of the Base Prospectus or the Prospectus Supplement or any part thereof, shall have been issued, and no proceedings for that purpose or otherwise under the Securities Act, shall have been initiated or threatened by the Commission, and (vii) the Company shall have filed with Nasdaq a Notification Form: Listing of Additional Shares for the listing of the Shares and Warrant Shares and no objection shall have been raised by the Nasdaq with respect to the consummation of the transactions contemplated by this Agreement.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to each Investor as of the date hereof and as of the Closing that:

2.1 The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”), and has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on such Form S-3 (Registration File No. 333-284476), which became effective as of January 31, 2025, for the registration under the Securities Act of the Securities, the Underlying Pre-Funded Warrants and the Warrant Shares. Such registration statement meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complies with said Rule. The Company will file with the Commission pursuant to Rule 424(b) under the Securities Act, and the rules and regulations (the “Rules and Regulations”) of the Commission promulgated thereunder, a supplement to the form of prospectus filed with the Commission on January 24, 2025. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the “Registration Statement”; such prospectus in the form filed with the Commission on January 24, 2025, is hereinafter called the “Base Prospectus”; and the form of prospectus supplement, in the form in which it will be filed with the Commission pursuant to Rule 424(b) (including the Base Prospectus as so supplemented) is hereinafter called the “Prospectus Supplement.” Any reference herein to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein (the “Incorporated Documents”) pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information which is “contained,” “included,” “described,” “set forth” or “stated” in the Registration Statement, the Base Prospectus or the Prospectus Supplement (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus or the Prospectus Supplement, as the case may be. No stop order suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or the Prospectus Supplement has been issued, and no proceeding for any such purpose is pending or has been initiated or, to the Company’s knowledge, is threatened by the Commission.

2.2 The Registration Statement contains all exhibits and schedules as required by the Securities Act. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations and did not, as amended or supplemented, if applicable, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Base Prospectus and the Prospectus Supplement, each as of its respective date, complied in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations. Each of the Base Prospectus and the Prospectus Supplement, as amended or supplemented, did not contain as of the date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations and none of such Incorporated Documents, when they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Company makes no representations or warranties as to information, if any, contained in or omitted from the Prospectus Supplement or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Investor specifically for use in the Registration Statement or the Prospectus Supplement. No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission. There are no documents required to be filed with the Commission in connection with the transaction contemplated hereby that have not been filed as required pursuant to the Securities Act. The financial statements of the Company incorporated by reference in the Registration Statement, comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments.

2.3 Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the Closing, any offering material in connection with the offering and sale of the Securities other than the Base Prospectus, the Prospectus Supplement, the Registration Statement, copies of the documents incorporated by reference therein and any other materials permitted by the Securities Act.

2.4 The Company has been duly organized and is validly existing as a corporation and is in good standing under the laws of the State of Delaware as of the date hereof, and is duly qualified to do business and as in good standing in each other jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify, singularly or in the aggregate, would not have or reasonably be expected to result in a material adverse effect on the business, properties, operations, condition (financial or otherwise) or results of operations of the Company taken as a whole, or in its ability to perform its obligations under this Agreement (a “Material Adverse Effect”). All direct and indirect subsidiaries of the Company (“Subsidiaries”) are duly organized and in good standing under the laws of the place of organization or incorporation, and each Subsidiary is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify would not have a Material Adverse Effect on the assets, business or operations of the Company taken as a whole.

2.5 The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and no further corporate consent or action is required to be obtained by the Company, its Board of Directors or its stockholders in connection therewith. This Agreement has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the legally valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. Subject to the accuracy of the representations and warranties of each Investor set forth in Section 3 hereof, the execution, delivery and performance by the Company of this Agreement and the offer, issuance and sale of the Securities require no consent of, action by or in respect of, or filing with, any person, governmental body, agency, or official other than (a) pursuant to applicable state and federal securities laws, (b) filings pursuant to the rules and regulations of Nasdaq, each of which the Company has filed or undertakes to file within the applicable time and (c) the requisite consent of any persons that the Company has obtained in connection with the transactions contemplated hereby.

2.6 The Securities have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement, will be validly issued, fully paid and non-assessable, and free and clear of all liens imposed by the Company. The Warrant Shares have been duly authorized and reserved for issuance and sale pursuant to the terms of the Series Warrant, Pre-Funded Warrant or Underlying Pre-Funded Warrant, as applicable, and when issued against payment therefor pursuant to the terms of such warrant, will be validly issued, fully paid and non-assessable, and free and clear of all liens imposed by the Company. Neither the issuance of the Securities nor the Warrant Shares is subject to any preemptive rights and will not result in any adjustment (automatic, at the election of any Person or otherwise) of the exercise, conversion, exchange or reset price under, or any other anti-dilution adjustment pursuant to, any outstanding securities of the Company.

2.7 The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement), or other similar anti-takeover provision pursuant to the Third Amended and Restated Certificate of Incorporation of the Company, the Amended and Restated By-laws of the Company or the laws of its state of incorporation that is or could become applicable to the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights pursuant to the Agreement and the transactions contemplated hereby, including without limitation, as a result of the Company’s issuance of the Securities and the Investors’ ownership of the Securities. All such anti-takeover provisions in effect as of the date hereof are summarized generally in the Base Prospectus under the caption, “Description of Common Stock – Anti-Takeover Effects of our Certificate of Incorporation and our By-Laws.”

2.8 All issued and outstanding securities of the Company issued prior to the transactions contemplated by this Agreement have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company.

2.9 The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock pursuant to the Exchange Act nor has the Company received any notification that the Commission is currently contemplating terminating such registration. The Company is currently in compliance with all applicable Nasdaq listing and maintenance requirements and, except as disclosed in its filings with the Commission, the Company has not, in the twelve (12) months preceding the date hereof, received notice from Nasdaq to the effect that the Company is not in compliance with such listing or maintenance requirements.

2.10 The Company is in material compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing. The Company maintains a system of internal accounting controls designed to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and (ii) there have been no material weaknesses in the Company’s internal control over financial reporting (whether or not remediated) and no change in the Company’s internal control over financial reporting that has materially affected, or would reasonably be expected to materially affect, the Company’s internal control over financial reporting.

2.11 The Company: (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would reasonably be expected to result in a default by the Company or any of its subsidiaries under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is not in violation of any judgment, decree or order of any court, arbitrator or other governmental authority and (iii) is not and has not been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as would not have or would not reasonably be expected to have a Material Adverse Effect. Since September 30, 2025, except as identified and described in the Registration Statement, Base Prospectus, Prospectus Supplement and/or Incorporated Documents, there has not been any event or condition of any character that has had or would reasonably be expected to have a Material Adverse Effect.

3. Representations and Warranties of the Investor. Each Investor hereby represents and warrants to the Company that the Investor has full right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. This Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4. Miscellaneous.

4.1 Integration. After this transaction, the Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities such that the rules of The Nasdaq Stock Market would require stockholder approval of this transaction prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

4.2 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

4.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York.

4.4 Execution. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

4.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

4.6 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing (including electronic mail as permitted in this Agreement) and shall be deemed effectively given upon personal delivery to the party to be notified, when sent, if sent by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days’ advance written notice to the other parties.

4.7 Consent to Electronic Notice. Each Investor consents to the delivery of any notice pursuant this Agreement at the e-mail address set forth below such Investor’s name on the signature page, as updated from time to time by notice to the Company. To the extent that any notice given by means of electronic mail is returned or undeliverable for any reason, the foregoing consent shall be deemed to have been revoked until a new or corrected e-mail address has been provided, and such attempted electronic notice shall be ineffective and deemed to not have been given. Each party agrees to promptly notify the other parties of any change in its e-mail address, and that failure to do so shall not affect the foregoing.

4.8 Finders’ Fee. Each party represents that it neither is nor will be obligated for any finders’ fee or commission in connection with this transaction. Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders’ fee (and the costs and expenses of defending against such liability or asserted liability) for which such Investor or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finders’ fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

4.9 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and each Investor; provided, however, that any provision of this Agreement may be waived by any waiving party on such party’s own behalf, without the consent of any other Investor.

4.10 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

4.11 Entire Agreement. This Agreement and the other documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

4.12 Indemnification. Subject to the provisions of this Section 4.12, the Company will indemnify and hold each Investor and its directors, officers, shareholders, members, partners, advisers, employees and agents (and any other persons with a functionally equivalent role of a person holding such titles notwithstanding a lack of such title or any other title), each person who controls such Investor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners, advisers or employees (and any other persons with a functionally equivalent role of a person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Investor Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable and documented attorneys’ fees and costs of investigation that any such Investor Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or (b) any action instituted against an Investor, or any of them or their respective affiliates, by any stockholder of the Company who is not an affiliate of such Investor or any governmental or regulatory agency, with respect to any of the transactions contemplated by this Agreement (unless such action is based upon a material breach of such Investor’s representations, warranties or covenants in this Agreement or any material violations by the Investor of state or federal securities laws or any conduct by such Investor (or any Investor Party related to such Investor) which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Investor Party in respect of which indemnity may be sought pursuant to this Agreement, such Investor Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Investor Party. Any Investor Party shall have the right to engage separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Investor Party except to the extent that (i) the engagement thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Investor Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Investor Party under this Agreement (i) for any settlement by a Investor Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed, or (ii) to the extent, but only to the extent, that a loss, claim, damage or liability is attributable to any Investor Party’s breach of any of the representations, warranties, covenants or agreements made by such Investor Party in this Agreement. To the extent that an Investor Party wishes to seek indemnification under this Section 4.12, such Investor Party must provide the Company with written notice asserting a claim under this Section 4.12, with such notice to be promptly provided and in any event within one year from the Closing. If an Investor Party fails to provide such written notice within this one-year period, the Investor Party shall no longer be entitled to indemnification by the Company hereunder.

4.13 Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement; provided, however, that the Company shall pay the Investors’ reasonable and documented legal fees and expenses incurred in connection with the transactions contemplated by this Agreement (including any post-Closing expenses) up to an aggregate amount of $75,000. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of the Securities to the Investors.

4.14 Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Agreement or any amendments hereto.

4.15 Securities Law Disclosure; Publicity. The Company shall by 9:00 a.m., New York City time, on the first business day immediately following the date hereof (provided that, if this Agreement is signed between midnight and 9:00 a.m. (New York City time) on any business day, the Company shall by no later than 9:01 a.m. on the date hereof), issue a press release and/or file with the Commission on a Current Report on Form 8-K or other filing disclosing the material terms of the transactions contemplated hereby and any other material non-public information concerning the Company disclosed to the Investors. From and after the issuance of such press release or filing, the Company represents to the Investors that it shall have publicly disclosed all material, non-public information delivered to any of the Investors by the Company, or any of its officers, directors, employees or agents in connection with the transactions contemplated by this Agreement. In addition, effective upon the issuance of such press release and/or filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under this Agreement, or an agreement entered into in connection with the transactions contemplated this Agreement, whether written or oral, between the Company or any of its officers, directors, agents, employees or affiliates, on the one hand, and any of the Investors or any of their respective officers, directors, agents, employees or investment advisers, on the other hand, shall terminate. The Company shall not issue any press release or otherwise make any such public statement regarding the transactions contemplated hereby that discloses the name of an Investor or any of its affiliates or advisers without the prior consent of such Investor, except if such disclosure is required by law, in which case the Company shall promptly provide such Investor with prompt prior notice of, and an opportunity to comment on, such public statement or communication.

4.16 Termination. This Agreement may be terminated (i) by written agreement of an Investor as to such Investor’s obligations and the Company, or (ii) by any Investor, as to such Investor’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and other Investor, by written notice to the other parties, if the Closing has not been consummated on or before the fifth (5th) Trading Day following the date hereof; provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties).

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Securities Purchase Agreement as of the day and year first above written.

FOGHORN THERAPEUTICS INC.

By:

Name:

Title:

Address:

[Company Signature Page to Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Securities Purchase Agreement as of the day and year first above written.

Name of Investor:

Signature of Authorized Signatory of Investor:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Address for Notice of Investor:

Telephone:

With a copy to (which shall not constitute notice):

Attn:

[Investor Signature Page to Purchase Agreement]

Exhibit A

Investor	Number of Shares	Number of Pre- Funded Warrants	Number of Series 1 Warrants	Number of Series 2 Warrants	Total Purchase Price

Instructions for Delivery of Shares

Investor	Address (if not same as address for notice)	EIN	DWAC Delivery Instructions